                                                                    Exhibit 10.6

                       Right of First Refusal Agreement
                       --------------------------------

     THIS RIGHT OF FIRST REFUSAL AGREEMENT (the "Agreement") is made as of August 12, 1999, by and among buyingedge.com Inc., a Connecticut corporation (the "Company"), Information Management Associates, Inc., a Connecticut corporation ("IMA"), and holders of the Company's Series A Preferred Stock (the "Series A Investors") listed on Exhibit A attached hereto.
                                ---------

                                    RECITALS
                                    --------

     A. IMA currently own shares of the Company's Common Stock (the "Common Stock"), as set forth on Exhibit B.
                         ---------

     B. The Series A Investors have agreed to acquire, in the aggregate, 5,319,149 shares of Series A Preferred Stock ("Series A Preferred Stock") of the Company, pursuant to the Series A Preferred Stock Purchase Agreement entered into by and among the Series A Investors and the Company (the "Purchase Agreement").

     C.   The Purchase Agreement provides that, as a condition to the Series
A Investors' obligations to purchase shares of the Company's Series A Preferred Stock, the Company, IMA and the Series A Investors will enter into this Agreement.

     D. To induce the Series A Investors to enter into the Purchase Agreement, the Company, IMA and Series A Investors have agreed to enter into this Agreement in order to grant to IMA and the Series A Investors certain rights of first refusal with respect to the capital stock of the Company currently owned by them and any other capital stock of the Company hereafter owned or acquired by them, all on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, and other consideration, the receipt and adequacy of which hereby is acknowledged, the parties hereto agree as follows:

     1.   Certain Definitions.  For purposes of this Agreement, the following
          -------------------
terms have the following meanings:

          "Qualified IPO" means the first underwritten sale of Company
           -------------
securities to the public pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"), in which the Company receives gross proceeds of not less than $20,000,000 (prior to underwriting commissions and expenses) and a public offering price per share of at least $7.52, which price shall be proportionally adjusted to take into account any stock splits, stock dividends, recapitalization or similar events occurring after the date of this Agreement.

          "Non-Transferors" IMA and the Series A Investors, excluding the
           ---------------
Transferor.

          "Offered Shares" means all Shares proposed to be transferred under
           --------------
Section 1(f) by a Transferor.

          "Right of First Refusal" means the right of first refusal provided
           ----------------------
to IMA and the

Series A Investors in Section 3 of this Agreement.

          "Shares" means and includes all shares of Common Stock and Preferred
           ------
Stock of the Company issued and outstanding at the relevant time plus (i) all shares of Common Stock and Preferred Stock of the Company that may be issued upon exercise of any options, warrants and other rights of any kind that are then exercisable, and (ii) all shares of Common Stock and Preferred Stock of the Company that may be issued upon conversion of (A) any convertible securities, including, without limitation, preferred stock and debt securities then outstanding, which are by their terms then convertible into or exchangeable for Common Stock and Preferred Stock of the Company or (B) any such convertible securities issuable upon exercise of options, warrants or other rights that are then exercisable.

          "Transfer" means and includes any sale, assignment, encumbrance,
           --------
hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except:

               (i) any transfer of Shares by IMA or the Series A Investors made: (A) pursuant to a merger or consolidation of the Company with or into another corporation or corporations; (B) pursuant to the winding up and dissolution of the Company; (C) at, and pursuant to, the Qualified IPO; (D) to one another pursuant to this Agreement or (E) by IMA pursuant to a merger, consolidation, sale of substantially all of the assets or similar transaction which results in the shareholders of IMA immediately prior to such transaction not holding at least 50% of the voting stock of the surviving or continuing entity;

               (ii) any transfer by IMA or a Series A Investor of up to an aggregate of 5% of the Shares held by such shareholder;

               (iii) any transfer by a Series A Investor to an affiliated fund or entity, or, if the Series A Investor is a partnership, to a partner or former partner of the Series A Investor;

               (iv) any transfer approved by IMA and the majority in interest of the Series A Investors;

provided, however that any such transferee or other recipient receiving Shares
--------  -------
pursuant to a transfer governed by paragraphs (i), (iii), or (iv) of this
Section 1(f) will execute a counterpart of this Agreement and become bound thereby in the same manner as IMA and the Series A Investors.

          "Transferor" IMA or the Series A Investor proposing to transfer the
           ----------
Offered Shares.

     Notice of Proposed Transfer.  Before a Transferor may effect any Transfer
     ---------------------------
of any Shares, such Transferor must give at the same time to the Company and the Non-Transferors a written notice signed by the Transferor (the "Transferor's Notice") stating (a) such Transferor's bona fide intention to transfer such Offered Shares; (b) the number of Offered Shares; (c) the name, address and relationship to the Transferor, if any, of each proposed purchaser or other transferor; and (d) the bona fide cash price or, in reasonable detail, other consideration, per share for which the Transferor proposes to transfer or sell such Offered Shares (the "Offered Price"). Upon the request of the Company or the Non-Transferors, the Transferor will promptly furnish such information to the Company and the Non-Transferors as may be reasonably requested to establish that the offer and proposed Transfer are bona fide.

     Right of First Refusal.
     ----------------------

          The Company and the Non-Transferors' Right.  With respect to any
          ------------------------------------------
Transfer by a Transferor, the Company and the Non-Transferors shall have the Right of First Refusal to purchase all or part of the Offered Shares, exercisable as set forth in subsections (b) and (c) hereof.

          Exercise of the Company's Right of First Refusal.  The Company's
          ------------------------------------------------
Right of First Refusal may be exercised as follows:

               The Company shall have the opportunity to purchase all or any part of the Offered Shares.

               If the Company desires to purchase all or any part of the Offered Shares, the Company must, within the twenty (20) day period (the "Company Refusal Period") commencing on the date of the Transferor's Notice, give written notice to the Transferor of the Company's election to purchase the Offered Shares. In the event that the Company elects not to purchase all of the Offered Shares, the remaining shares of Offered Shares may be purchased by the Non-Transferors as set forth in Section 3(c) below.

               Upon the expiration of the Company Refusal Period, the Company will give written notice (the "Company's Expiration Notice") to the Transferor and to the Non-Transferors specifying either (A) that all or a portion of the Offered Shares was subscribed by the Company exercising its Right of First Refusal or (B) that the Company waived its right to purchase any of the Offered Shares. Notwithstanding any failure by the Company to deliver a Company's Expiration Notice, a failure by the Company to exercise its Right of First Refusal within the Company Refusal Period shall be deemed a waiver of such right.

          Exercise of the Non-Transferors' Right of First Refusal. The Non-
          -------------------------------------------------------
Transferors' Right of First Refusal may be exercised as follows:

               In the event the Company does not purchase all of the Offered Shares, each Non-Transferor shall have the opportunity to purchase such Non-Transferor's pro rata share of the remaining Offered Shares. For purposes of this Section 3, a Non-Transferor's pro-rata share shall be determined by dividing the number of Shares held by the Non-Transferor by the total number of Shares held by all Non-Transferors.

               If any Non-Transferor, or its assignees who are affiliates of such Non-Transferor, desires to purchase the remaining Offered Shares, such Non-Transferor must, within a fifteen (15) day period (the "Non-Transferor Refusal Period") commencing on the later date of

(A) the Company's Expiration Notice or (B) by the 20th day after the Transferor's Notice, give written notice (the "Non-Transferor Notice") to the Transferor and to the Company of such Non-Transferor's election to purchase its pro-rata share of the remaining Offered Shares. In the event that any Non-Transferor elects not to purchase such Non-Transferor's pro-rata share of the remaining Offered Shares, such Non-Transferor shall, prior to the expiration of the Non-Transferor Refusal Period, give written notice (the "Non-Transferor Expiration Notice") to the Transferor that the Non-Transferor is waiving such Non-Transferor's right to purchase all such Offered Shares under this Section 3(c). Any remaining Offered Shares that a Non-Transferor is entitled to purchase but does not purchase may be purchased pro rata by the other Non-Transferor's. Notwithstanding any failure by a Non-Transferor to deliver a Non-Transferor Expiration Notice, a failure by a Non-Transferee to exercise such Non-Transferor's Right of First Refusal within the Non-Transferor Refusal Period shall be deemed a waiver of such right.

          Purchase Price.  The purchase price for the Offered Shares to be
          --------------
purchased by the Company or the Non-Transferors exercising their Right of First Refusal under this Agreement will be the Offered Price, but will be payable as set forth in Section 3(c) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company, the Non-Transferors and the Transferor absent fraud or error.

          Payment.  Payment of the purchase price for the Offered Shares
          -------
purchased by the Company or by a Non-Transferor exercising such Non-Transferor's Right of First Refusal will be made within (A) ten (10) days after the date of the Non-Transferor's Expiration Notice or (B) by the 36th day after the Transferor's Notice, whichever is later. Payment of the purchase price will be made by the exercising Company or Non-Transferor (i) by check or wire transfer of immediately available funds, (ii) by cancellation of all or a portion of any outstanding indebtedness of the Transferor to the Company or Non-Transferor, as applicable, or (iii) by any combination of the foregoing.

          Rights as a Shareholder.  If the Company or the Non-Transferors
          -----------------------
exercise their Rights of First Refusal to purchase the Offered Shares, then, upon consummation of such purchase, the Transferor will have no further rights as a holder of the Offered Shares except the right to receive payment for the Offered Shares from the Company or the Non-Transferors in accordance with the terms of this Agreement, and the Transferor will forthwith cause all certificate(s) evidencing such Offered Shares to be surrendered to the Company for transfer to the Company or to the Non-Transferors.

          Transferor's Right to Transfer.  If the Company or the Non-Transferors
          ------------------------------
have not elected to purchase all or part of the Offered Shares, then the Transferor may Transfer that portion of the Offered Shares permitted to be sold by the Transferor, to any person named as a purchaser or other transferee in the Transferor's Notice, at the Offered Price or at a higher price, provided that such Transfer (i) is consummated within ninety (90) days after the date of the Transferor's Notice and (ii) is in accordance with all the terms of this Agreement. Any proposed Transfer on terms and conditions more favorable than those described in the Transferor's Notice, as well as any subsequent proposed Transfer of any of the Offered Shares by the Transferor, shall again be subject to this Agreement and shall require full compliance by the Transferor with the procedures in this Agreement.

     Multiple Series, Class or Type of Shares.  If the Offered Shares consists
     ----------------------------------------
of more than one series or class or type of stock, the Company and the Non-Transferor's have the right to purchase hereunder each such series, class or type.

     Refusal to Transfer.  Any attempt by a Transferor to Transfer any Shares
     -------------------
in violation of any provision of this Agreement will be void. The Company will not be required (i) to Transfer on its books any Shares that have been sold, gifted or otherwise transferred in violation of this Agreement, or (ii) to treat as the owner of such Shares, or to accord the right to vote or pay dividends to any purchaser, donee or other transferee to whom such Shares may have been so transferred.

     Restrictive Legend and Stop-Transfer Orders.
     -------------------------------------------

          Right of First Refusal Legend.  IMA and the Series A Investors
          -----------------------------
understand and agree that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Shares by IMA and the Series A Investors:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL AS SET FORTH IN A RIGHT OF FIRST REFUSAL AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF FIRST REFUSAL ARE BINDING ON CERTAIN TRANSFEREES OF THESE SHARES.

          Stop Transfer Instructions.  IMA and the Series A Investors agree, to
          --------------------------
ensure compliance with the restrictions referred to herein, that the Company may issue appropriate "stop transfer" certificates or instructions and that, if the Company Transfers its own securities, it may make appropriate notations to the same effect in its records.

     No Adverse Effect.  The exercise or non-exercise of the rights of the Non-
     -----------------
Transferors hereunder to participate in one or more sales of Offered Shares made by a Transferor shall not adversely affect their rights to participate in subsequent sales of Offered Shares by a Transferor.

     Termination and Waiver.
     ----------------------

          Termination.  The Company's, IMA's and the Series A Investors' Right
          -----------
of First Refusal will terminate upon the earliest to occur of (i) the closing of a Qualified IPO, (ii) the dissolution of the Company, or (iii) the effective date of a consolidation or merger of the Company with or into another corporation as a result of which the shares of the Company immediately prior to such transaction represent or are exchanged for less than 50% of the voting power of the capital stock or earning power of the stock of the surviving corporation immediately after such transaction.

          Waiver.  The application of the Company's, IMA's and the Series A
          ------
Investors' Right of First Refusal as to any proposed Transfer by any Transferor of any Shares may be waived in advance of or after such Transfer by the written agreement of the Company, IMA and Series A Investors holding at least 50% of the Series A Preferred Stock (on an as-converted to Common Stock basis) and the Common Stock issued upon conversion thereof then held by all Series A Investors. The Company, IMA or the Series A Investors will have the absolute right to exercise or refrain from exercising any right or rights that such party may have by reason of this Agreement, including, without limitation, the right to purchase Offered Shares, and the Company, IMA or the Series A Investors will not incur any liability to any other party hereto with respect to exercising or refraining from exercising any such right or rights. Any waiver by a party of rights hereunder will be effective only if evidenced by a written instrument executed by such party or its authorized representative.

     Miscellaneous Provisions.
     ------------------------

          Notices, Etc.  All notices, requests, consents, reports and demands
          ------------
shall be in writing and shall be deemed to be given if hand delivered, sent by facsimile or other electronic medium, or deposited in the U.S. Mail or with a nationally recognized overnight courier, postage prepaid, addressed to the Company, IMA and the Series A Investors at the addresses set forth on Exhibit A
                                                                      ---------
or to such other address as may be furnished in writing to the other parties hereto.

          Binding on Successors and Assigns; Inclusion Within Certain
          -----------------------------------------------------------
Definitions.  This Agreement, and the rights and obligations of the parties
-----------
hereunder, will inure to the benefit of, and be binding upon, their respective successors, assigns, heirs, executors, administrators and legal representatives. Any permitted transferee of a Transferor who is required to become a party hereto will be considered a "Transferor" for purposes of this Agreement and any permitted transferee of Shares held by IMA or a Series A Investor will be considered a Series A "Investor" for purposes of this Agreement.

          Severability.  If any provision of this Agreement is held to be
          ------------
invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had (to the extent not enforceable) never been contained herein.

          Amendment.  This Agreement may be amended only by a written
          ---------
instrument executed by the Company, IMA and the Series A Investors holding at least 50% of the Series A Preferred Stock (on an as-converted to Common Stock basis) and the Common Stock issued upon conversion thereof then held by all Series A Investors.

          Governing Law.  This Agreement will be governed by and construed
          -------------
in accordance with the laws of the State of Connecticut as such laws are applied to agreements between Connecticut residents entered into and to be performed entirely within Connecticut without regard to conflict of law principles.

          Obligation of Company; Binding Nature of Exercise.  The Company agrees
          -------------------------------------------------
to use
its best efforts to enforce the terms of this Agreement, to inform IMA and the Series A Investors of any breach hereof (to the extent the Company has knowledge thereof) and to use reasonable efforts to assist IMA and the Series A Investors in the exercise of their rights and the performance of their obligations hereunder. Any exercise of the Right of First Refusal will be binding upon the party so exercising, and may not be withdrawn without the written consent of the Transferor, except that such exercise may be withdrawn unilaterally by the exercising party if there is any legal prohibition as to a party's consummation of its purchase or sale hereunder.

          Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same instrument.

          Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
of the parties with respect to the specific subject mater hereof and supersedes in their entirety all other agreements or understandings between or among the parties hereto with respect to such specific subject matter.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Right of First Refusal Agreement as of the date first written above.

                                    THE COMPANY

                                    buyingedge.com inc.


                                    By:

                                    Title:

                                    Address:


                                    Information Management Associates, Inc.


                                    By:

                                    Title:

                                    Address:





              SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AGREEMENT

                                    THE INVESTORS

                                    CMG@VENTURES III, LLC

                                    By:

                                    Name:  Andy Hajducky
                                         ---------------

                                    Title: General Partner
                                          ----------------

                                    Address: 100 Brickstone Square, 5th Floor
                                             Andover, MA 01810


                                    @VENTURES III, L.P.

                                    By:

                                    Name:  Brad Garlinghouse
                                           -----------------

                                    Title: General Partner
                                           ----------------

                                    Address: 3000 Alpine Road
                                             Menlo Park, CA  94028


                                    @VENTURES INVESTORS, LLC

                                    By:

                                    Name:    Andy Hajducky
                                         -----------------

                                    Title:   General Partner
                                          ------------------

                                    Address: 100 Brickstone Square, 5th Floor
                                              Andover, MA 01810



              SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AGREEMENT

                                    WAND EQUITY PORTFOLIO FUND II L.P.

                                    By:

                                    Name:

                                    Title:

                                    Address: c/o Wand Partners LLC
                                             630 Fifth Avenue, Suite 2435
                                             New York, NY 10111

                                   WAND AFFILIATES FUND L.P.

                                    By:

                                    Name:

                                    Title:

                                    Address: c/o Wand Partners LLC
                                             630 Fifth Avenue, Suite 2435
                                             New York, NY 10111

                                   MADRONA INVESTMENT GROUP L.L.C.

                                    By:

                                    Name:

                                    Title:

                                    Address: 1000 Second Avenue
                                             Suite 3700
                                             Seattle, WA 98104

                                   AMICUS CAPITAL, LLC

                                    By:

                                    Name:

                                    Title:

                                    Address: 188 The Embarcadero, Third Floor
                                             San Francisco, CA 94105




              SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AGREEMENT

                                   EXHIBIT A
                                   ---------

                                 THE INVESTORS
                                 -------------

                               Name and Address
                               ----------------

                             CMG@Ventures III, LLC
                       100 Brickstone Square, 5th Floor
                               Andover, MA 01810
                             Fax: (978) 684-3672
                             Attn.: Andy Hajducky

                              @Ventures III, L.P.
                               3000 Alpine Road
                         Menlo Park, California 94028
                             Fax: (650) 233-0506
                           Attn.: Brad Garlinghouse

                           @Ventures Investors, LLC
                       100 Brickstone Square, 5th Floor
                               Andover, MA 01810
                             Fax: (978) 684-3672
                             Attn.: Andy Hajducky

                      Wand Equity Portfolio Fund II L.P.
                             c/o Wand Partners LLC
                         630 Fifth Avenue, Suite 2435
                              New York, NY 10111

                           Wand Affiliates Fund L.P.
                             c/o Wand Partners LLC
                         630 Fifth Avenue, Suite 2435
                              New York, NY 10111

                        Madrona Investment Group L.L.C.
                              1000 Second Avenue
                                  Suite 3700
                               Seattle, WA 98104

                              Amicus Capital, LLC
                       188 The Embarcadero, Third Floor
                            San Francisco, CA 94105

                                   EXHIBIT B
                                   ---------

            SHAREholdings of Information Management Associates, Inc.
            --------------------------------------------------------

                                                 Common Stock   Preferred Stock
                                                 ------------   ---------------
Information Management Associates, Inc.            9,698,106           0